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                                                                   EXHIBIT 10.23




[PINNACLE WEST LETTERHEAD]


CONFIDENTIAL

June 14, 2001

To: Southern California Water Company

The following terms and conditions shall govern this agreement on June 14, 2001, between Southern California Water Company ("SCWC"), and Pinnacle West Capital Corporation ("PWMT"), whereby SCWC agreed to purchase and receive and PWMT agreed to sell and deliver energy as follows:

SELLER:   Pinnacle West Capital Corporation            BUYER:  Southern California Water Company
          400 N. 5th Street, M/S 9842                          630 E. Foothills Blvd.
          Phoenix, Arizona 85004                               San Dimas, CA 91773-9016

CONFIRM                                                CONFIRM
ADMINISTRATOR: Margie Logan                            ADMINISTRATOR: Raymond P. Juels
               (602) 250-2809 (phone)                                 (909) 394-3600 X 679 (phone)
               (602) 371-5256 (fax)                                   (909) 394-3768 (fax)

PRESCHEDULE:   (602) 250-4371                          PRESCHEDULE:   (909) 280-9411
REAL TIME:     (602) 250-4470                          REAL TIME:     (909) 280-9411

QUANTITY (MW/HR.):  8 Megawatts                        QUANTITY (MWH): 87,168 MWh's
PRICE ($/MWH):      Simple average price of            TYPE OF ENERGY: CAISO Firm with Liquidated
                    $53.00/MWh for the Winter                          Damages.
                    periods listed below.
                    Payment for each year will be
                    based on each Winter period
                    price as follows:
                  Winter Period 1 - $75.00/MWH
                  Winter Period 2 - $48.00/MWH
                  Winter Period 3 - $36.00/MWH

START DATE:         WINTER PERIODS                     END DATE:       WINTER PERIODS
                    Period 1 - November 1, 2001                        March 31, 2002
                    Period 2 - November 1, 2002                        March 31, 2003
                    Period 3 - November 1, 2003                        March 31, 2004
DAY(S) OF WEEK:     Monday through Sunday,             HOURS:          H.E. 0100-2400 Pacific
                    including NERC holidays                            Prevailing Time ("PPT").

DELIVERY POINT:     SP15 (Inter SC Trade) - Dynegy is current SC. SCWC to notify PWMT if
                    SC changes.

TRANSMISSION CONTINGENCIES:   None                     GENERATION CONTINGENCIES: None

ENABLING AGREEMENT: PWMT and SCWC enter into this transaction pursuant to and in accordance with the WSPP Agreement and Service Schedule C (SSC) of the WSPP Agreement, to which PWMT and
SCWC are parties. Terms used but not defined herein shall have the meanings ascribed to them in the
WSPP Agreement.

ADDITIONAL TERMS: Per attached.


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                                ADDITIONAL TERMS


SCHEDULING: Preschedules shall be exchanged for all deliveries of energy, including identifications of receiving and generating control areas under this Agreement by 11:00 a.m. Pacific Prevailing Time on the last work day observed by both Parties prior to the scheduled date of delivery. Interchange scheduling shall be conducted in accordance with Western Systems Power Pool (WSPP) Operating Procedure No. 1.

SPECIAL PROVISIONS: Deliveries will be made except during interruptions or reductions which are due to uncontrollable forces as defined in Section 10 of the Western Systems Power Pool Agreement, dated February 1, 2001, ("WSPP Agreement"), in which case the obligations of both Parties will be reduced for the duration of the interruption or reduction.

NERC HOLIDAYS: The following shall be deemed holidays for purposes of this
Agreement: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

ADDITIONAL TERMS AND CONDITIONS: Neither Party shall transfer or assign all or any part of this Agreement or its rights or obligations hereunder or otherwise dispose of any right, title or interest herein without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may, without the need for consent from the other Party, (a) transfer, pledge, or assign this Agreement as security for any financing; (b) transfer, assign or delegate this Agreement or its rights or obligations hereunder to an Affiliate of such party; or (c) transfer, assign or delegate this Agreement to any person or entity succeeding to all or substantially all of the assets of such party; PROVIDED, HOWEVER, THAT ANY SUCH ASSIGNEE SHALL AGREE TO BE BOUND BY THE TERMS AND CONDITIONS HEREOF AND, PROVIDED, FURTHER, THAT ANY TRANSFER, ASSIGNMENT OR DELEGATION THAT DOES NOT REQUIRE CONSENT HEREUNDER SHALL NOT, IN ANY WAY, RELEASE THE ASSIGNOR FROM LIABILITY FOR THE FULL PERFORMANCE OF ANY OBLIGATIONS (AND ONLY THOSE OBLIGATIONS) ARISING UNDER THIS AGREEMENT PRIOR TO THE EFFECTIVE DATE OF THE TRANSFER, ASSIGNMENT OR DELEGATION. To the extent a transfer does not require consent, the transferring Party shall provide prompt notice to the other party of the transfer and the effective date thereof. Any transfer in violation of this section shall be deemed null and void.

     The definition of Affiliate: "AFFILIATE" means, with respect to any person, any entity controlled, directly or indirectly, by such person, any entity that controls, directly or indirectly, such person, or any entity directly or indirectly under common control with such person. For this purpose, "control" of any entity or person means ownership of an majority of the voting power of the entity or person.

     "CAISO ENERGY" means with respect to a Transaction, a Product under which the Seller shall sell and the Buyer shall purchase a quantity of energy equal to the hourly quantity without Ancillary Services (as defined in the Tariff) that is or will be scheduled as a schedule coordinator to schedule coordinator transaction pursuant to the applicable tariff and protocol provisions of the California Independent Operator ("CAISO")(as amended from time to time, the "Tariff") for which the only excuse for failure to deliver or receive is an "Uncontrollable Force."

A CAISO "Schedule Adjustment", (defined as a schedule change implemented by the CAISO that is neither caused by, or within the control of, either Party) shall not constitute an Uncontrollable Force.





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      BILLING AND PAYMENT: Monthly billings and payment shall be in accordance with Section 9 of the WSPP Agreement. Billings and payment shall be sent to:

Pinnacle West Capital Corporation         Southern California Water Company
Attention: Cash Management, Station 9996  Attention: Raymond P. Juels
P. O. Box 53920                           630 E. Foothills Blvd.
Phoenix, AZ 85072-3920                    San Dimas, CA 91773-9015

PWMT Contract No. 62803 shall be included on all correspondence or invoices in reference to this agreement.

If the above accurately reflects the terms and conditions of the agreement between PWMT and SCWC on June 14, 2001, please sign a copy of this Agreement and return it via fax to the PWMT Confirm Administrator listed above.

PINNACLE WEST CAPITAL CORPORATION         SOUTHERN CALIFORNIA WATER COMPANY

Signature: /s/ DAVID A. HANSEN            Signature: /s/ JOEL A. DICKSON
          ----------------------------              ----------------------------

Print Name:    David A. Hansen            Print Name:    Joel A. Dickson
           ---------------------------               ---------------------------

Title:   Director, Marketing & Trading    Title:         Vice President
      --------------------------------          --------------------------------

Date:    6-15-01                          Date:          6/14/01
     ---------------------------------         ---------------------------------

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                                  CERTIFICATE
                                       OF
                              CORPORATE SECRETARY



The undersigned, McClellan Harris III, hereby certifies:

     (1) That he is the duly elected, qualified and acting Corporate Secretary of Southern California Water Company, a California corporation; and

     (2) That Joel A. Dickson, in his capacity as an executive officer of Southern California Water Company, is authorized by the Bylaws of Southern California Water Company, to execute that agreement styled as PWMT Contract No. 62803 dated June 14, 2001, relating to the purchase and receipt by Southern California Water Company of electric energy delivered and sold by Pinnacle West Capital Corporation; and

     (3) That the authority granted by the Bylaws of Southern California Water Company is currently in full force and effect.


     WITNESS, the hand of the undersigned and the seal of said Corporation this 14th day of June 2001.



                                        [SIGNATURE ILLEGIBLE]
                                        --------------------------------------
                                        Corporate Secretary



(SEAL)